                                                                EXHIBIT 23.3







                                    February 4, 1997




Board of Directors
EMB Corporation
575 Anton Boulevard
Suite 200
Costa Mesa, California 92626

          Re:  Nomination as a director of EMB Corporation

Gentlemen:

          This letter hereby confirms my acceptance of my nomination to become a director of EMB Corporation (the "Company") for election at its 1997 annual stockholders meeting.

          I hereby consent to use of my name in the proxy material of the Company, and in the proposed Form SB-2 registration statement of the Company to be filed with the U.S. Securities and Exchange Commission.


                                    Very truly yours,



                                    Joseph K. Brick

                                                                EXHIBIT 23.3








                                    February 4, 1997



Board of Directors
EMB Corporation
575 Anton Boulevard
Suite 200
Costa Mesa, California 92626

          Re:  Nomination as a director of EMB Corporation

Gentlemen:

          This letter hereby confirms my acceptance of my nomination to become a director of EMB Corporation (the "Company") for election at its 1997 annual stockholders meeting.

          I hereby consent to use of my name in the proxy material of the Company, and in the proposed Form SB-2 registration statement of the Company to be filed with the U.S. Securities and Exchange Commission.


                                    Very truly yours,



                                    Malcomb K. Crist

                                                                EXHIBIT 23.3






                                    February 4, 1997



Board of Directors
EMB Corporation
575 Anton Boulevard
Suite 200
Costa Mesa, California 92626

          Re:  Nomination as a director of EMB Corporation

Gentlemen:

          This letter hereby confirms my acceptance of my nomination to become a director of EMB Corporation (the "Company") for election at its 1997 annual stockholders meeting.

          I hereby consent to use of my name in the proxy material of the Company, and in the proposed Form SB-2 registration statement of the Company to be filed with the U.S. Securities and Exchange Commission.


                                    Very truly yours,



                                    Michael P. Roth